Exhibit 10.2

CLAYTON HOLDINGS, INC.

NON-EMPLOYEE DIRECTORS’
DEFERRAL ELECTION

1.             Pursuant to the Clayton Holdings, Inc. 2006 Stock Option and Incentive Plan (the “Plan”) and the Non-Employee Directors’ Deferred Compensation Program established thereunder (the “Program”), I, the undersigned Director, hereby elect and instruct Clayton Holdings, Inc. (the “Company”) to defer ______% of any Eligible Payments (as defined in the Program) payable to me by the Company.

2.             I understand that the amounts credited to my deferred account will be paid in shares of common stock of the Company in a lump sum as soon as practicable after I cease to serve as a Director of the Company.

3.             I hereby designate the following as my beneficiary (or beneficiaries) under the Program and hereby revoke any prior designation of beneficiary:

Beneficiary Name and Address	Relationship	Social Security No.	Share

If a beneficiary predeceases me, his share shall be paid to the other surviving beneficiaries in equal shares.  If no beneficiary survives me or if there is no effective beneficiary designation, my deferred account shall be paid to my estate.

4.             I understand that with respect to all amounts credited to my deferred account, I have no greater rights than that of an unsecured creditor of the Company.

5.             Except with respect to a my election as a new director (if applicable) or in connection with the establishment of this Program (if applicable), the election to defer under Paragraph 1 shall apply only to Eligible Payments that are earned beginning at or after the start of the next calendar year after such receipt and acceptance, and in all cases shall remain in effect for all subsequent years unless the Company accepts, pursuant to the Plan and the Program, a new election.  I acknowledge that the election to defer and to receive payment in shares of common stock of the Company may be completely revoked in writing prospectively with respect to Eligible Payments payable in the calendar year beginning after the date of revocation.

Executed this __________ day of ______________, 200__.

Signature

Print Name
ACCEPTED:

CLAYTON HOLDINGS, INC.

By:

Title:

Date:

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